EXHIBIT 10.12
                                 AMENDMENT NO. 9
                                       TO
                              TRANSACTION AGREEMENT

     This Amendment No. 9 ("AMENDMENT") to the Transaction Agreement dated as of July 8, 1998, as amended by Amendment No. 1 dated as of December 18, 1998, by Amendment No. 2 dated as of February 18, 1999, by Amendment No. 3 dated as of May 14, 1999, by Amendment No. 4 dated as of June 30, 1999, by Amendment No. 5 dated as of June 30, 1999, by Amendment No. 6 dated as of November 18, 1999, by Amendment No. 7 dated as of August 1, 2000, and by Amendment No. 8 dated as of December 20, 2000 (the "ORIGINAL AGREEMENT"), is made as of March 13, 2001, among Choice One Communications Inc. (the "CORPORATION") and the persons listed on the signature pages hereto.

     WHEREAS, the parties now desire to amend the Original Agreement to remove certain obligations, restrictions and limitations contained in the Original
Agreement as they relate to Caravelle, First Union Capital Partners, Inc., General Electric and R. Philip Silver and to clarify certain provisions of the Original Agreement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     SECTION 1. Amendment of Section 5.05. Section 5.05 of the Original Agreement is hereby amended and restated as follows:

               "Section 5.05.  Termination.  The rights and  requirements  under
          Section 5.01 and 5.02 shall terminate upon the earlier to occur of (i) consummation of the initial Public Offering approved under Section
          5.02 of the LLC Agreement and (ii) the closing of a Sale of the Corporation. The provisions of Section 5.03(k) shall terminate with respect to Caravelle, First Union Capital Partners, Inc., General Electric and R. Philip Silver on March 8, 2001, and Section 5.03 shall terminate in its entirety upon the closing of a Sale of the
          Corporation. The provisions of Section 5.04 shall survive the termination of the other provisions of this Agreement."

     SECTION 2. New Section 6.01(d). A new section 6.01(d) is hereby added to the Original Agreement to read as follows:

                  "(d) The Corporation may, by Board approval, waive the delivery of any opinion required by this Section 6.01(d)."

     SECTION 3. Equity Definitions. Clause (b) of the last sentence of each of the definitions of Fleet Equity, Investor Equity, MSCP Equity and Waller-Sutton Equity in Section 8.01 of the Original Agreement is hereby amended to read as follows:

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


         ". . . (b) distributed to the public after a Public Offering through a broker, dealer or market maker pursuant to Rule 144 in compliance with
         Article 6 in a transaction that is not (i) in excess of the volume limitations of Rule 144 or (ii) a block trade by any holder of Investor Equity who cannot at the time of the block trade immediately Transfer all of the Investor Equity held by such holder without exceeding the volume limitations of Rule 144 . . ."

     SECTION 4. Definition of Private Tag Transaction. Clause (iii) of the definition of Private Tag Transaction in Section 8.01 of the Original Agreement is hereby amended to read as follows:

         ". . . (iii) pursuant to Rule 144 effected after the initial Public Offering that is not (x) in excess of the volume limitations of Rule 144 or (y) a block trade by any holder of Investor Equity who cannot at the time of the block trade immediately Transfer all of the Investor Equity held by such holder without exceeding the volume limitations of Rule 144 . . ."

     SECTION 5. Other Defined Terms. Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Original Agreement.

     SECTION 6. Effectiveness; Effect of Amendment; Governing Law. Except as amended hereby, the Original Agreement shall remain unchanged. The Original Agreement, as amended hereby, shall remain in full force and effect. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

     SECTION 7. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.



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



         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.



                          CHOICE ONE COMMUNICATIONS INC.


                          By:   /S/ STEVE M. DUBNIK
                                -----------------------------------------------
                                Steve M. Dubnik
                          Its:  Chairman and Chief Executive Officer



                          MANAGEMENT MEMBERS


                              /S/ STEVE M. DUBNIK
                              -----------------------------------------------
                              Steve M. Dubnik, as a Management
                              Member and as Chief Executive Officer of
                              Choice One Communications Inc.

                              /S/ MAE SQUIER-DOW
                              -----------------------------------------------
                              Mae Squier-Dow


                              /S/ KEVIN DICKENS
                              -----------------------------------------------
                              Kevin Dickens


                              /S/ PHILIP YAWMAN
                              -----------------------------------------------
                              Philip Yawman


                              /S/ AJAY SABHERWAL
                              -----------------------------------------------
                              Ajay Sabherwal





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




            INVESTOR MEMBERS

            MORGAN STANLEY CAPITAL PARTNERS III, L.P.

            By    MSCP III, LLC, its general partner
            By    Morgan Stanley Capital Partners III, Inc., its
                     Member


            By    /S/ JOHN EHRENKRANZ
                  -----------------------------------------------


            Its   MANAGING DIRECTOR
                  -----------------------------------------------


            By
                  -----------------------------------------------


            Its
                  -----------------------------------------------


            MSCP III 892 INVESTORS, L.P.

            By    MSCP III, LLC, its general partner
            By    Morgan Stanley Capital Partners III, Inc., its
                     Member


            By    /S/ JOHN EHRENKRANZ
                  -----------------------------------------------


            Its   MANAGING DIRECTOR
                  -----------------------------------------------


            By
                  -----------------------------------------------


            Its
                  -----------------------------------------------





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




            MORGAN STANLEY CAPITAL INVESTORS, L.P.


            By    MSCP III, LLC, its general partner
            By    Morgan Stanley Capital Partners III, Inc., its
                     Member


            By    /S/ JOHN EHRENKRANZ
                  -----------------------------------------------


            Its   MANAGING DIRECTOR
                  -----------------------------------------------


            By
                  -----------------------------------------------


            Its
                  -----------------------------------------------


            MORGAN STANLEY DEAN WITTER CAPITAL PARTNERS IV, L.P.


            By    MSDW Capital Partners IV, LLC, its
                     general partner
            By    MSDW Capital Partners IV, Inc., its Member


            By    /S/ JOHN EHRENKRANZ
                  -----------------------------------------------


            Its   MANAGING DIRECTOR
                  -----------------------------------------------


            By
                  -----------------------------------------------


            Its
                  -----------------------------------------------





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


             MSDW IV 892 INVESTORS, L.P.


             By    MSDW Capital Partners IV, LLC, its general
                      partner
             By    MSDW Capital Partners IV, Inc., its Member


             By    /S/ JOHN EHRENKRANZ
                   -----------------------------------------------


             Its   MANAGING DIRECTOR
                   -----------------------------------------------


             By
                   -----------------------------------------------


             Its
                   -----------------------------------------------


             MORGAN STANLEY DEAN WITTER CAPITAL INVESTORS IV,
                   L.P.


             By    MSDW Capital Partners IV LLC, its
                      general partner
             By    MSDW Capital Partners IV, Inc., its Member


             By    /S/ JOHN EHRENKRANZ
                   -----------------------------------------------


             Its   MANAGING DIRECTOR
                   -----------------------------------------------


             By
                   -----------------------------------------------


             Its
                   -----------------------------------------------


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



             CHISHOLM PARTNERS III, L.P.

             By    Silverado III, L.P., its General Partner
             By    Silverado III Corp., its General Partner


             By    /S/ ROBERT M. VAN DEGNA
                   -----------------------------------------------
                   Robert M. Van Degna
                   Chairman & CEO


             KENNEDY PLAZA PARTNERS


             By    /S/ ROBERT M. VAN DEGNA
                   -----------------------------------------------
                   Robert M. Van Degna
                   Managing General Partner


             FLEET VENTURE RESOURCES, INC.


             By    /S/ ROBERT M. VAN DEGNA
                   -----------------------------------------------
                   Robert M. Van Degna
                   Chairman & CEO


             FLEET EQUITY PARTNERS VI, L.P.

             By    Fleet Growth Resources II, Inc., its
                   General Partner


             By    /S/ ROBERT M. VAN DEGNA
                   -----------------------------------------------
                   Robert M. Van Degna
                   Chairman & CEO




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


             WALLER-SUTTON MEDIA PARTNERS, L.P.


             By    Waller Sutton Media, L.L.C. its general partner


             By    /s/ Bruce Hernandez
                   Bruce Hernandez
                   Chief Executive Officer


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